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                                                                                                                           News Release

FOR IMMEDIATE RELEASE:

CONTACT:        Sandra K. Vollman
                Chief Financial Officer
                U.S. Can Corporation
                (630) 678-8000

                                                U.S. CAN REPORTS FOURTH QUARTER RESULTS

Lombard,  IL,  February  28, 2005-- U.S.  Can  reported  net sales of $212.2  million for its fourth  quarter  ended  December 31, 2004 compared to $209.0 million for the  corresponding  period of 2003, a 1.6% increase.  Full year 2004 net sales  increased 2.6% to $844.8 million  from $823.4  million  for 2003.  For both  periods,  sales  volumes of U.S.  Aerosol and  Plastic  products  increased.  These increases were offset by volume decreases in the Company's  International  and Custom & Specialty  business  segments.  The quarter and full year  results also  include  revenues  related to increased  raw  material  costs that have been passed on to U.S.  customers  and favorable foreign currency translation impacts on sales made in Europe.

For the fourth  quarter of 2004,  U.S. Can reported  gross profit of $19.2 million or 9.1% to sales,  compared to $18.1 million or 8.7%
to sales in the fourth  quarter of 2003.  Full year 2004 gross profit was $79.4  million  (9.4% to sales) versus $77.2 million (9.4% to sales) for 2003.  Fourth  quarter  gross profit  increased as a result of volume  increases in the Company's  U.S.  Aerosol and Plastic products and operational  efficiencies in the International segment, driven by our German food can profitability  improvement plan. The improvements were partially offset by decreased volume in the Company's Custom & Specialty  business  segment,  and higher steel costs.
Gross  profit for 2004 was  positively  impacted by increased  volume in our U.S.  Aerosol  business  segment and cost  reductions  and operational  improvements in our  International  business  segment;  however,  gross profit was negatively  impacted by increased steel costs.  In accordance  with the terms of the Company's  customer  agreements,  steel cost  increases  were passed  through to customers beginning  in the second  quarter  and  continuing  into the third  quarter of 2004.  Due to the  timing of the  implementation  of the selling price increases versus the cost increases in the first half of the year, and additional  increases  incurred in the second half of  the year, the Company did not recover all of the cost increases for 2004.

Selling,  general and  administrative  expenses for the fourth  quarter were $11.5 million or 5.4% of sales compared to $9.4 million or
4.5% of sales in the fourth quarter of 2003.  Selling,  general and  administrative  expenses for the year ended December 31, 2004 were
$41.9 million or 5.0% of sales  compared to $36.0  million or 4.4% of sales for the same period in 2003.  The increase is primarily due to provisions for severance  payments for two of the Company's  former  executive  officers,  professional  fees incurred in connection with the Company's  investigation of its France operations,  and the negative impact of the translation of expenses incurred in foreign currencies to U.S. dollars.

 The Company  recorded  special charges of $3.3 million (of which $1.8 million  represents  non-cash  charges) in the fourth quarter of
2004.  Special  charges for the full year 2004 were $8.7  million (of which $4.7  million  represents  non-cash  charges).  The special charges related to position  elimination costs in Europe, the Company's German product line  profitability  review, and the closings of the New Castle, PA lithography and Olive Can Custom & Specialty plants in October, 2004.

Other  income of $2.3  million was recorded in the fourth  quarter of 2004,  compared to $0.2  million in 2003.  Full year other income was $2.7  million  versus $0.4  million in 2003.  The income  represents  the  Company's  share of the net income of its joint  venture equity  investment in  Argentina,  and  dividends,  other income and sale  proceeds  related to an  investment in operations  that were formerly owned by the company.

Fourth  quarter 2004 interest  expense was $13.0 million as compared to $13.5 million for the fourth quarter of 2003, and $51.2 million and $54.4 million for the 2004 and 2003 annual  periods,  respectively.  The decrease in 2004 is primarily due to the expiration of the
Company's  interest rate  protection  agreements in the fourth  quarter of 2003 and lower  interest rates as a result of the new credit agreement entered into during the second quarter of 2004.

Amortization  of bank  financing  fees were $1.6 million for the fourth quarter of 2004 and 2003, and $5.1 million and $6.1 million for the 2004 and 2003 year to date  periods,  respectively.  For the year,  the Company also recorded a loss from early  extinguishment  of debt of $5.5 million  associated with the termination of the Company's  former Credit Facility  (Senior Secured Credit  Facility).  The
loss represents the write-off of unamortized deferred financing costs related to the Senior Secured Credit Facility.

The Company  recorded  income tax  expense of $2.4  million  for the fourth  quarter of 2004  versus a benefit of $0.2  million for the fourth  quarter of 2003.  For the year ended  December  31,  2004,  the  Company's  domestic  income tax  expense was offset by certain international  tax benefits.  For the same period of 2003,  the Company  recorded  income tax expense of $2.0 million.  The Company had previously  recorded  valuation  allowances  as it could not  conclude  that it was "more likely than not" that all of the deferred tax assets of certain of its foreign  operations  would be realized in the foreseeable  future.  Accordingly,  the Company has not recorded income tax benefits  related to the 2004 and 2003 losses of those  operations.  In  addition,  during the fourth  quarter of 2004,  the
Company provided a valuation  allowance of $7.0 million to provide for the estimated  unrealizable  amount of its domestic net deferred tax assets as of December 31, 2004.  The Company will continue to assess the valuation  allowances  and, to the extent it is determined that such allowances are no longer required, the tax benefit of these net deferred tax assets will be recognized in the future.

The net loss before  preferred  stock  dividends was $10.3 million for the fourth quarter 2004,  compared to a net loss of $5.7 million for the fourth quarter 2003. The net loss before  preferred  stock  dividends for 2004 was $30.3 million  compared to $21.3 million for
2003.

Earnings before interest, taxes, depreciation,  amortization,  special charges relating to our restructurings and certain other charges and  expenses,  as defined  under the terms of our new Credit  Facility  ("Credit  Facility  EBITDA") was $19.1  million for the fourth quarter of 2004 and $16.9  million for the fourth  quarter of 2003.  Total 2004 Credit  Facility  EBITDA was $79.9 million for 2004, an increase of $4.9 million versus the same period of 2003. The Company  considers  Credit  Facility  EBITDA to be a useful measure of its current  financial  performance  and its ability to incur and service debt. In addition,  Credit  Facility  EBITDA is a measure used to determine the Company's  compliance with its Credit Facility.  The most directly  comparable GAAP financial  measure to Credit Facility
EBITDA is net loss.  Below is a quantitative reconciliation of net loss to Credit Facility EBITDA.
                                                                4th Quarter                         YTD
                                                       ------------------------------- ------------------------------
                                                            2004          2003(a)           2004         2003(a)
                                                       ------------------------------- ------------------------------
                                                                               (In millions)

      Net Loss                                               $  (10.3)      $   (5.7)       $  (30.3)      $  (21.3)

      Plus:  Income Tax Provision (Benefit)                        2.4          (0.2)            -              2.0

      Plus:  Interest Expense                                     13.0          13.5            51.2            54.4
      Plus:  Bank Financing Fees                                   1.6           1.6             5.1        6.1

      Plus:  Loss from Early Extinguishment of Debt                -              -              5.5            -

      Plus:  Depreciation and Amortization                         9.7           8.3            38.7           33.5

      Plus:  Cash Special Charges                                  1.5          (0.2)            4.0            0.4

      Plus:  Non-Cash Special Charges                              1.8           -               4.7             -

      Plus:  Severance Payments to Former   CEO                    -             -               1.2             -
      Plus:  Other Add-backs (Subtractions) as
              Specified in Lending Agreement                     (0.6)          (0.4)           (0.2)          (0.1)
                                                       ------------------------------- ------------------------------

      Credit Facility EBITDA                           $         19.1         $  16.9         $   79.9        $   75.0
                                                       =============================== ==============================
(a) 2003 Credit  Facility  EBITDA numbers were  calculated  under the Company's  former Senior Secured Credit
     Facility  agreement.  The Company's 2003 EBITDA numbers would not materially  change if calculated under the Company's new Credit Facility.

At year-end  2004,  the Company did not have any borrowings  outstanding  under its $65.0 million  revolving loan portion of its Credit
Facility.  Letters of Credit of $12.4 million were outstanding  securing the Company's  obligations  under various  insurance  programs and other contractual agreements.  The Company's reported cash balance was $7.1 million.

U.S. Can  Corporation is a leading  manufacturer of steel  containers for personal care,  household,  automotive,  paint and industrial products in the United States and Europe, as well as plastic containers in the United States and food cans in Europe.

Certain  statements in this release  constitute  "forward-looking  statements"  within the meaning of the Federal securities laws. Such statements  involve  known  and  unknown  risks  and  uncertainties  which  may cause the  Company's  actual  results,  performance  or achievements to be materially  different than future  results,  performance or  achievements  expressed or implied in this release.  By way of example and not limitation and in no particular order,  known risks and  uncertainties  include our substantial debt and ability to generate  sufficient  cash flow to service this debt; the timing and cost of plant  closures;  the level of cost reduction  achieved through  restructuring;  the success of new technology;  the timing of, and synergies  achieved  through,  integration of acquisitions;
changes in market conditions or product demand;  loss of important  customers or volume;  downward product price movements;  changes in raw  material  costs  and  currency  fluctuations.  In  light  of  these  and  other  risks  and  uncertainties,  the  inclusion  of  a forward-looking  statement  in this  release  should not be  regarded  as a  representation  by the  Company  that any future  results, performance or achievements will be attained.

                                                                 # # #
                                                        http://www.uscanco.com

                                                    U.S. CAN CORPORATION
                                                  STATEMENTS OF OPERATIONS
                                                        (Unaudited)
                                                   (Dollars in Thousands)

                                                          For the Three Months Ended             For the Year Ended
                                                       ----------------------------------------------------------------------
                                                         December 31,     December 31,   December 31, 2004 December 31, 2003
                                                             2004             2003
                                                       ----------------------------------------------------------------------

Net Sales                                               $    212,240     $    208,995     $    844,779      $    823,442

Cost of Goods Sold                                            193,021          190,901          765,358           746,246
                                                       ----------------------------------------------------------------------

Gross Profit                                                    19,219           18,094           79,421            77,196

Selling, General and Administrative Expenses                    11,503            9,389           41,896            35,986

Special Charges                                                  3,331            (208)            8,747               382

Other (Income) Expense                                          (2,303)           (194)           (2,735)             (419)

Interest Expense                                                12,986           13,510           51,232            54,411

Bank Financing Fees                                               1,595            1,583            5,081             6,118

Loss from Early Extinguishment of Debt                             -                -               5,508               -
                                                       ----------------------------------------------------------------------

Loss From Operations Before Income Taxes                         (7,893)          (5,986)         (30,308)         (19,282)

Provision (Benefit) for Income Taxes                              2,387             (243)              (3)           2,049
                                                       ----------------------------------------------------------------------

Net Loss                                                       (10,280)           (5,743)         (30,305)         (21,331)

Preferred Stock Dividend Requirement                            (3,862)          (3,690)          (15,299)         (13,821)
                                                       ----------------------------------------------------------------------

  Net Loss Attributable to Common Stockholders          $     (14,142)   $       (9,433)  $      (45,604)   $     (35,152)
                                                       ======================================================================

                                             U.S. CAN CORPORATION
                                                BALANCE SHEETS
                                       AS OF DECEMBER 31, 2004 and 2003
                                                  (Unaudited)
                                            (Dollars in Thousands)

                                                                       December 31,           December 31,
                                                                           2004                   2003
                                                                  ----------------------------------------------
ASSETS

Current Assets                                                     $        229,234       $        214,210

Property, Plant and Equipment                                               227,022                247,489

Noncurrent Assets                                                           101,496                112,719
                                                                  ----------------------------------------------

Total Assets                                                       $        557,752       $        574,418
                                                                  ==============================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities                                                $         170,811      $        176,337

Long-Term Debt                                                               550,551               535,767

Long-Term Liabilities                                                         72,566                77,271

Preferred Stock                                                              162,253               146,954

Stockholders' Equity                                                        (398,429)             (361,911)
                                                                  ----------------------------------------------

Total Liabilities and Stockholders' Equity                         $         557,752      $        574,418
                                                                  ==============================================